                                                                      EXHIBIT 10


                               FIRST AMENDMENT TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         This First Amendment to Amended and Restated Loan and Security Agreement (this "First Amendment") dated August ___, 1998 by and among United States Lime & Minerals, Inc., a Texas corporation (formerly known as Scottish Heritable, Inc.) ("U.S. Lime"), Texas Lime Company, a Texas corporation ("TLC"), and Arkansas Lime Company, an Arkansas corporation ("ALC," and together with U.S. Lime and TLC, collectively referred to as the "Borrowers" and individually as a "Borrower"), and First Union National Bank, a national banking association, as successor to CoreStates Bank, N.A. ("Bank").

                                   BACKGROUND

         A. Borrowers and Bank are parties to an Amended and Restated Loan and Security Agreement dated December 30, 1997 (the "Loan Agreement"), pursuant to which Bank continued and restated certain credit facilities for the benefit of Borrowers under the terms and conditions set forth therein. All initially capitalized terms used in this First Amendment, unless otherwise specifically defined herein, shall have the meanings ascribed to them in the Loan Agreement.

         B. Borrowers have requested that Bank agree to amend the Loan Agreement to: (i) increase from $15,000,000 to $18,500,000 the principal amount of the Term Loan which aggregate amount would be subject to an 84 month amortization schedule but payable over a 60 month period; (ii) establish a supplemental committed revolving credit in the maximum principal amount outstanding at any one time of $5,000,000 (the "Second Revolving Credit") to fund Borrowers' initial costs and expenses related to ALC's plant expansion in Arkansas; and
(iii) modify the interest rates applicable to the Term Loan, the Revolving Credit, the Second Revolving Credit, and the Line of Credit to a formula based on the Borrowers' ratio of consolidated Funded Debt to EBITDA. Additionally, Bank desires to: (x) re-secure the prompt payment and performance of the Revolving Credit by cross-collateralizing the Revolving Credit with the security interests in Borrowers' personal property granted to Bank to secure the Term Loan; (y) expand Bank's security interest in Borrowers' personal property to include all accounts receivable and inventory as additional security for the Term Loan, the Revolving Credit and the Second Revolving Credit; and (z) reduce the maximum principal amount which may be outstanding at any one time under the Line of Credit from $25,000,000 to $20,000,000. Bank and Borrowers have agreed to such modifications subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. Ratification. This First Amendment is a modification of the Loan Agreement pursuant to Section 9.2 thereof. Except as expressly set forth herein, or in any amendment to any of the documents referred to herein, Borrowers and Bank acknowledge and agree that each and every term, condition and provision of the Loan Agreement is hereby ratified and confirmed in full.

         2. Indebtedness. Borrowers hereby unconditionally acknowledge that, as of the date hereof, the outstanding principal amount of the Term Loan is $14,142,862, and there are no amounts outstanding under the Revolving Credit (excluding the face amount of outstanding and undrawn letters of credit) or the Line of Credit, and that the foregoing balance of the Term Loan, together with interest which shall accrue from the date hereof at the rates set forth in the Notes, are owing to Bank without claim, counterclaim, recoupment, defense or setoff of any kind.

         3.  Definitions.

                  3.1 New Definitions. Each of the following terms is hereby added to Section 1.1 of the Loan Agreement and shall have the meaning herein ascribed to it for the purposes hereof and for each of the Loan Documents:

                  "Cash Flow Ratio" means, for a specified period, the ratio of Borrowers' consolidated Funded Debt to EBITDA for such period.

                  "EBIT" means Borrowers' consolidated Net Income for a period, plus the sum of the following for such period (without duplication and only to the extent each is deducted from Borrowers' revenues to determine Net Income):
(i) Interest Expense, and (ii) taxes.

                  "EBITDA" means Borrowers' consolidated Net Income for a period, plus the sum of the following for such period (without duplication and only to the extent each is deducted from Borrowers' revenues to determine Net Income): (i) Interest Expense, (ii) taxes, (iii) depreciation, and (iv) amortization.

                  "Funded Debt" means the Loans and all other obligations of Borrowers or any Borrower for borrowed money, Capital Lease Expense, the deferred purchase price for property of a Borrower or Borrowers, all obligations under conditional sales or other title retention agreements of a Borrower or Borrowers, all indebtedness for borrowed money of a third party secured by any lien upon property of a Borrower or Borrowers (limited to the lesser of the indebtedness or the fair market value of the property), and all indebtedness of others of a type described above which is guarantied or endorsed by a Borrower or Borrowers (limited to the extent of the liability of the Borrower or Borrowers).

                  "Second Mortgages" means, collectively, (i) the Second Mortgage, Assignment of Leases, Rents and Profits, Security Agreement, Financing Statement and Fixture Filing of even date herewith, executed by ALC in favor of Bank, and (ii) the Second Deed of Trust, Assignment of Rents, Security Agreement, Financing Statement and Fixture Filing, of even date herewith, executed by TLC in favor of Bank.

                  "Second Revolving Credit" means the aggregate secured revolving credit facility under which Bank has undertaken to make Cash Advances to one or more of the Borrowers, in the maximum principal amount outstanding at any one time of $5,000,000, as more fully described in and subject to the terms of Section 2.5 hereof.

                  "Second Revolving Credit Note" means the promissory note made by Borrowers payable to the order of Bank in the original principal amount of $5,000,000 to evidence Borrowers' joint and several repayment obligations under this Agreement with respect to the Second Revolving Credit.

                  "Second Revolving Credit Termination Date" means July 31, 2000 or such later date as may be agreed to in writing by Bank and Borrowers.


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


                  3.2 Amended and Restated Definitions. Each of the following definitions in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "Adjusted LIBOR Loans" means applicable portions of the Revolving Credit, the Second Revolving Credit, the Term Loan, and the Line of Credit bearing interest at a rate determined with reference to the Adjusted LIBOR.

                  "Base Rate Loans" mean applicable portions of the Revolving Credit, the Second Revolving Credit, the Term Loan, and the Line of Credit bearing interest at a rate determined with reference to the Base Rate.

                  "Cash Advance" means any advance of cash to any Borrower under the Revolving Credit (including draws under Letters of Credit), the Second Revolving Credit, or the Line of Credit, subject to and in accordance with the provisions of Article 2 hereof.

                  "Line of Credit" means the aggregate secured line of credit facility under which Bank may, in its discretion, make Cash Advances to one or more of the Borrowers, in the maximum principal amount outstanding at any one time of $20,000,000, as more fully described in and subject to the terms of
Section 2.3 hereof.

                  "Line of Credit Termination Date" means January 15, 2000 or such other date agreed to in writing by Bank pursuant to Section 2.3.1 hereof.

                  "Loans" mean collectively the Term Loan, the Revolving Credit, the Second Revolving Credit, and the Line of Credit, and a "Loan" means any of the Term Loan or any Cash Advance under the Revolving Credit, the Second Revolving Credit or the Line of Credit, as applicable.

                  "Loan Documents" mean this Agreement, as amended and as may be hereafter amended, the Notes, as amended and as hereafter may be amended, the Mortgages, as amended and confirmed by the Mortgage Confirmations, the Second Mortgages, all financing statements and fixture filings filed or recorded in connection with this Agreement, and all certificates of Borrowers, or any Borrower, delivered pursuant to this Agreement.

                  "Mortgages" mean collectively the mortgage granted by ALC and TLC individually to Bank, each dated as of October 20, 1993 and executed in connection with the Prior Documents, as confirmed and amended by the Mortgage Confirmations, and the Second Mortgages.

                  "Notes" means each of the Revolving Credit Note, the Second Revolving Credit Note, the Term Note and any Line of Credit Note, together with any substitution therefor and any extension, supplement, amendment, allonge or addendum thereto.

                  "Revolving Credit Termination Date" means January 15, 2000, or such later date as may be agreed to in writing by Bank.

                  "Term Loan" means the secured term loan in the maximum principal amount of



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


$18,500,000 as more fully described in and subject to the terms of section 2.1 hereof.

         4. Term Loan Increased. The maximum principal amount of the Term Loan shall be increased from $15,000,000 to $18,500,000, and Bank shall, subject to the conditions precedent set forth in Section 17 hereof, fund the additional $3,500,000 upon request of the Borrowers in one or more installments on or before October 1, 1998.

         5. Term Loan Interest Rate. Section 2.1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

            2.1.1 Term Loan Interest Rate. The outstanding principal balance of the Term Loan shall bear interest at the Interest Rate Option selected by Borrowers pursuant to a Notice of Borrowing delivered to Bank within the applicable time periods for such Interest Rate Option (or at the Base Rate if notice is not given within the applicable time periods for other Interest Rate Options). The Interest Rate Options for the outstanding principal balance of the Term Loan shall be (i) the sum of (A) the Base Rate or the Adjusted LIBOR on the relevant Interest Rate Determination Date as selected by Borrowers at the time a Notice of Borrowing or Notice of Rate Election is given pursuant to sections 2.4.1 and 2.4.2 hereof, plus
            (B) an additional percentage per annum determined in reference to Borrowers' Cash Flow Ratio set forth in the table below, or (ii) a Fixed Rate:

                             Term Loan Interest Rate

Cash Flow Ratio                                              LIBOR plus                    Base Rate

Greater than or equal to:      But less than:                --------------                ----------------
4.0:1                          -----                         2.75%                         plus 0.25%
3.5:1                          4.0:1                         2.50%                         plus 0.25%
3.0:1                          3.5:1                         2.25%                         plus 0
2.5:1                          3.0:1                         1.75%                         plus 0
-------                        2.5:1                         1.50%                         minus 0.25%



            The Cash Flow Ratio shall be determined and calculated in accordance with Section 6.1.13.3 hereof as of the last day of each Calendar Quarter on a rolling four Calendar Quarter historical basis. The applicable interest rate for the outstanding principal balance of the Term Loan shall change when and as the Cash Flow Ratio changes as reported to Bank on a properly completed and executed certificate substantially in the form attached hereto as Schedule 2.1.1 (each a "Ratio Certificate") within thirty days after the expiration of each Calendar Quarter. Any change in the Cash Flow Ratio shall change the interest rate applicable to all outstanding portions of the Term Loan and shall become effective five days after Bank's timely receipt of a properly completed and executed Ratio Certificate without retroactive effect.



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


         6. Term Loan Amortization. Section 2.1.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                           2.1.2 Payment of Principal and Interest. Principal
                  with respect to the Term Loan shall be paid in equal monthly installments of $178,571 each, commencing on the first Business Day of the month next following the Term Loan Amortization Date (Borrowers and Bank acknowledge that no payments of principal have been made or were required to be made prior to October 1, 1998). Commencing on October 1, 1998, the outstanding principal balance of the Term Loan shall be repaid in 59 equal monthly installments of $220,238 each, with a final balloon payment equal to the remaining outstanding principal balance ($5,505,958 if all monthly payments of principal have been made), together with all accrued and unpaid interest and Bank's Costs pertaining thereto, due on September 1, 2003.

         7. Term Loan Fee. Borrowers agree to pay to Bank a fee equal to $17,500 (calculated as 0.5% of $3,500,000) upon the execution of this First Amendment for structuring the increase to the Term Loan.

         8. Revolving Credit Interest Rate. Section 2.2.2 of the Loan Agreement is hereby amended and restated as follows:

                  2.2.2 Revolving Credit Interest Rate. Cash Advances under the Revolving Credit shall bear interest on the unpaid principal balance thereof from the Funding Date until paid in full (whether by acceleration or otherwise) at the sum of (i) the Base Rate or the Adjusted LIBOR on the relevant Interest Rate Determination Date as selected by Borrowers at the time a Notice of Borrowing or Notice of Rate Election is given pursuant to Sections 2.4.1 and 2.4.2 hereof, plus (ii) an additional percentage per annum determined in reference to Borrowers' Cash Flow Ratio set forth in the table below:

                         Revolving Credit Interest Rate

Cash Flow Ratio                                              LIBOR plus                    Base Rate

Greater than or equal to:      But less than:                --------------                ----------------
4.0:1                          -----                         2.55%                         plus 0.25%
3.5:1                          4.0:1                         2.30%                         plus 0
3.0:1                          3.5:1                         2.10%                         plus 0
2.5:1                          3.0:1                         1.65%                         plus 0
-------                        2.5:1                         1.40%                         minus 0.25%



                  The Cash Flow Ratio shall be determined and calculated in accordance with Section 6.1.13.3. hereof as of the last day of each Calendar Quarter on a rolling four Calendar Quarter historical basis. The applicable interest rate for Cash Advances under the Revolving Credit shall change when and as the Cash Flow Ratio changes as reported



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


                  to Bank on a properly completed and executed Ratio Certificate within 30 days after the expiration of each Calendar Quarter. Any change in the Cash Flow Ratio shall change the interest rate applicable to all outstanding Cash Advances under the Revolving Credit and shall become effective five days after Bank's timely receipt of a properly completed and executed Ratio Certificate without retroactive effect.

         9. Line of Credit Reduced. The references to "$25,000,000" in line six of Section 2.3.1 and in line two of Section 2.3.5 (as the maximum amount of Cash Advances under the Line of Credit which may be outstanding at any one time) are hereby replaced with "$20,000,000."

         10. Line of Credit Interest Rate. Section 2.3.2 of the Loan Agreement is hereby amended and restated as follows:

                  2.3.2 Line of Credit Interest Rate. Cash Advances under the Line of Credit shall bear interest on the unpaid principal balance thereof from the Funding Date until paid in full (whether by acceleration or otherwise) at the sum of (i) the Base Rate or the Adjusted LIBOR on the relevant Interest Rate Determination Date as selected by Borrowers at the time a Notice of Borrowing or Notice of Rate Election is given pursuant to Sections 2.4.1 and 2.4.2 hereof., plus (ii) an additional percentage per annum determined in reference to Borrowers' Cash Flow Ratio set forth in the table below:

                          Line of Credit Interest Rate

Cash Flow Ratio                                              LIBOR plus                    Base Rate

Greater than or equal to:      But less than:                --------------                ----------------
4.0:1                          -------------                 2.75%                         plus 0.25%
3.5:1                          4.0:1                         2.50%                         plus 0.25%
3.0:1                          3.5:1                         2.25%                         plus 0
2.5:1                          3.0:1                         1.75%                         plus 0
-------                        2.5:1                         1.50%                         minus 0.25%



                  The Cash Flow Ratio shall be determined and calculated in accordance with Section 6.1.13.3 hereof as of the last day of each Calendar Quarter on a rolling four Calendar Quarter historical basis. The applicable interest rate for Cash Advances under the Line of Credit shall change when and as the Cash Flow Earnings Ratio changes as reported to Bank on a properly completed and executed Ratio Certificate within 30 days after the expiration of each Calendar Quarter. Any change in the Cash Flow Ratio shall change the interest rate applicable to all outstanding Cash Advances under the Line of Credit and shall become effective five days after Bank's timely receipt of a properly completed and executed Ratio Certificate without retroactive effect.

         11.      Notice of Borrowing and Notice of Rate Election Replaced.
Schedule 2.4.1, the form of Notice of Borrowing, and Schedule 2.4.2, the form of Notice of Rate Election, are each hereby


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


amended and restated in the forms attached to this First Amendment as Schedule
2.4.1 and Schedule 2.4.2, respectively. The interest rates applicable to Interest Rate Options selected by Borrowers in a Notice of Borrowing or Notice of Rate Election shall be determined with reference to the most recent Ratio Certificate prepared by Borrowers for the preceding Calendar Quarter.

         12. Maximum Available Credit. The references to "$44,000,000" in the fourth and fifth lines of Section 2.4.13 (as the aggregate maximum available credit under all Loans) are hereby replaced with "$47,500,000."

         13. Mandatory Payments. Section 2.4.14 of the Loan Agreement is hereby amended and restated as follows:

                  2.4.14 Mandatory Payments. In the event that the principal amount outstanding under (i) the Revolving Credit shall at any time exceed $4,000,000, (ii) the Term Loan shall at any time exceed $18,500,000, (iii) the Line of Credit shall at any time exceed $20,000,000, or (iv) the Second Revolving Credit shall at any time exceed $5,000,000, then in any such case, Borrowers shall immediately repay the excess to Bank.


         14. Second Revolving Credit. The following paragraphs are hereby added to the Loan Agreement as Section 2.5 and related subsections:

                  2.5 Second Revolving Credit.

                           2.5.1 Amount; Duration; Minimum Advance. Subject to
                  the terms and conditions set forth herein, and provided that no Event of Default or Unmatured Event of Default has occurred and is continuing, commencing on August 19, 1998 and terminating on the Second Revolving Credit Termination Date, Bank shall, upon Borrowers' written request, extend to Borrowers the Second Revolving Credit pursuant to which Bank shall make Cash Advances to Borrowers in an aggregate amount outstanding at any one time not to exceed $5,000,000, which amounts shall be at least $250,000 or integral multiples thereof, and which Borrowers may, from time to time, borrow, repay and re-borrow. On the Second Revolving Credit Termination Date all Cash Advances under the Second Revolving Credit shall become due and payable in accordance with Section
                  2.5.3 hereof and the Second Revolving Credit shall terminate.

                           2.5.2 Interest Rate. Cash Advances under the Second
                  Revolving Credit shall bear interest on the unpaid principal balance thereof from the Funding Date until paid in full (whether by acceleration or otherwise) at the sum of (i) the Base Rate or the Adjusted LIBOR on the relevant Interest Rate Determination Date as selected by Borrowers at the time a Notice of Borrowing or Notice of Rate Election is given pursuant to Sections 2.4.1 and 2.4.2 hereof., plus (ii) an additional percentage per annum determined in reference to Borrowers' Debt to Earnings Ratio set forth in the table below:



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



                      Second Revolving Credit Interest Rate

Cash Flow Ratio                                              LIBOR plus                    Base Rate

Greater than or equal to:      But less than:                --------------                ----------------
4.0:1                          ------                        2.75%                         plus 0.25%
3.5:1                          4.0:1                         2.50%                         plus 0.25%
3.0:1                          3.5:1                         2.25%                         plus 0
2.5:1                          3.0:1                         1.75%                         plus 0
-------                        2.5:1                         1.50%                         minus 0.25%


                  The Cash Flow Ratio shall be determined and calculated in accordance with Section 6.1.13.3 hereof as of the last day of each Calendar Quarter on a rolling four Calendar Quarter historical basis. The applicable interest rate for Cash Advances under the Second Revolving Credit shall change when and as the Cash Flow Ratio changes as reported to Bank on a properly completed and executed Ratio Certificate within 30 days after the expiration of each Calendar Quarter. Any change in the Cash Flow Ratio shall change the interest rate applicable to all outstanding Cash Advances under the Second Revolving Credit and shall become effective five days after Bank's timely receipt of a properly completed and executed Ratio Certificate without retroactive effect.

                  Notwithstanding the provisions of Section 2.4.4 to the contrary, all Cash Advances under the Second Revolving Credit which are Adjusted LIBOR Loans shall have Interest Periods of 30 days.

                           2.5.3 Payment of Principal and Interest. The
                  outstanding principal balance of, and any accrued and unpaid interest on, each Cash Advance under the Second Revolving Credit, and all Bank's Costs pertaining thereto, shall be payable on the earlier of the Second Revolving Credit Termination Date or the date on which the same is payable as provided in Section 8.2 hereof. Interest on the Second Revolving Credit shall be payable as provided in Section 2.4.5 hereof.

                           2.5.4 Second Revolving Credit Note. To evidence
                  Borrowers' joint and several obligations under the Second Revolving Credit, Borrowers shall execute and deliver the Second Revolving Credit Note to Bank.

                           2.5.5 Maximum Second Revolving Credit. If the
                  outstanding principal balance of all Cash Advances under the Second Revolving Credit exceeds $5,000,000, Borrowers shall immediately repay such excess to Bank without demand or notice.

                           2.5.6 Conditions Precedent. In addition to the terms
                  and conditions set forth in this Section 2.5, as conditions precedent to the extension by Bank of each Cash Advance under the Second Revolving Credit, Borrowers agree to provide to Bank, in



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


                  form and substance satisfactory to Bank and Bank's counsel, the following:

                             (i) a copy of the invoice or definitive or proposed agreement for the Capital Expenditure to which such Cash Advance relates, together with copies of all other relevant documentation relating thereto; and

                             (ii) such additional documents or instruments as Bank may reasonably require.


                       2.5.7 Second Revolving Credit Fee. Borrowers shall pay to
                  Bank a fee equal to $25,000 (calculated as 0.5% of $5,000,000) for establishing the Second Revolving Credit.

                       2.5.8 Use of Proceeds. The proceeds of the Second
                  Revolving Credit shall be used by Borrowers for capital improvements related to the ALC plant.

         15.      Additional Collateral.

                  15.1 Revolving Credit and Second Revolving Credit Collateralized. Borrowers hereby ratify and confirm the grant of security interests in and to the personal property of Borrowers described in Section
3.1.1 of the Loan Agreement to secure the prompt and full payment of the Term Loan Indebtedness and performance of the Loan Documents, and Borrowers hereby re-grant, re-assign and deliver to Bank a security interest in the personal property described in Section 3.1.1 to secure the prompt and full payment of all Cash Advances, Bank's Costs and other costs, fees and expenses arising under or in connection with the Revolving Credit and the Second Revolving Credit.

                  15.2 Accounts; Inventory As additional collateral security for the prompt and full payment of all of the Indebtedness, all Bank's Costs in connection therewith and performance of the Loan Documents, in consideration of the increase to the Term Loan and the establishment of the Second Revolving Credit, each Borrower hereby grants to Bank a security interest in and lien on all of such entity's right, title and interest in, to, and under the following assets, whether now owned or hereafter acquired, created, or reacquired:

                       (i) all Accounts (as defined in the Uniform Commercial Code as enacted in Pennsylvania), including without limitation, accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to any Borrower that evidence or arise from the sale, lease, or exchange of goods or other property and/or the performance of services, rights to any goods, services or other property represented by the foregoing (including returned or repossessed goods and unpaid Sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit), moneys due or to become due to any Borrower under all contracts for the sale, lease or exchange of goods or other property and/or performance of services (whether earned by performance), and all proceeds of the foregoing and all collateral security and guaranties of any kind given by any person with respect to the foregoing;

                       (ii) all Inventory (as defined in the Uniform Commercial Code as enacted in Pennsylvania) wherever located, including without limitation, finished goods, raw materials,



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


work in process, parts, materials, supplies (including packaging and shipping materials) used or consumed in the quarrying, pyroprocessing, crushing of limestone or otherwise in the production or manufacture of goods or services for sale, including all returned and repossessed goods; and

                       (iii) all proceeds of the foregoing, including proceeds of proceeds.

                  15.3 Covenants Regarding Accounts. Except as otherwise provided herein, each Borrower shall continue to collect, at its own expense, all amounts due or to become due such Borrower under the Accounts. In connection with such collections, each Borrower may take such action as such Borrower may deem necessary or advisable to enforce collection of the Accounts; provided, that Bank shall have the right at any time after the occurrence of an Event of Default to: (a) notify the customers or obligors on any Accounts of the assignment of such Accounts to Bank and to direct such customers or obligors to make payment of all amounts due or to become due directly to Bank; (b) enforce collection of any such Accounts; and (c) adjust, settle or compromise the amount or payment of such Accounts. After the occurrence of an Event of Default: (i) all amounts and proceeds (including instruments) received by any Borrower with respect to the Accounts shall be received in trust for the benefit of Bank, shall be segregated from other funds of Borrowers and shall be forthwith paid over to Bank in the same form as so received (with any necessary endorsement); and (ii) no Borrower shall adjust, settle or compromise the amount of payment of any Account, or release wholly or partly any customer or obligor thereof, or allow any credit or discount thereon without the prior consent of Bank.

                  15.4 Bank Appointed Attorney-in-Fact.

                       (a) Each Borrower hereby irrevocably appoints Bank as such Borrower's attorney-in-fact, with full authority in the place and stead of such Borrower and in the name of such Borrower, Bank or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default, in Bank's reasonable discretion to take any action and to execute any instrument that Bank may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                           (i) to obtain and adjust insurance required to be paid to Bank;

                           (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                           (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clauses (i) and (ii) above;

                           (iv) to file any claims or take any action or institute any proceedings that Bank may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Bank with respect to any of the Collateral;

                           (v) to pay or discharge taxes or liens levied or placed upon or threatened against the Collateral, the legality or validity thereof, and the amounts necessary to discharge the same to be determined by Bank in its sole discretion, and such payments made by Bank to become obligations of such Borrower to Bank, due and payable immediately without demand;

                           (vi) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts; and

                           (vii) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Bank were the absolute owner thereof for all purposes, and to do, at Bank's option and Borrowers' expense, at any time or from time to time, all acts and things that Bank reasonably deems necessary to protect, preserve or realize upon the Collateral.

                       (b) Notwithstanding any limitation on the exercise of the Bank's power contained in (a) above, each Borrower hereby irrevocably appoints Bank as such Borrower's attorney-in-fact, with full authority in the place and stead of such Borrower and in the name of such Borrower, Bank or otherwise, at all times and from time to time, in Bank's discretion, to sign and endorse any financing statements, continuation statements and other documents necessary or advisable to perfect the security interests relating to the Collateral.

Each Borrower hereby ratifies, confirms and approves all acts of Bank made or taken pursuant to this Section. Neither Bank nor any person designated by Bank shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law unless the same shall constitute gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as this Agreement shall remain in force.

         16. Financial Covenants. Section 6.1.13.3 of the Loan Agreement is hereby deleted and replaced with the following:

             6.1.13.3 Cash Flow Ratio. Maintain at all times the Borrowers' Cash Flow Ratio at no greater than 4.5:1. Borrowers' Cash Flow Ratio shall be tested quarterly by Borrowers' delivery to Bank within 30 days after each Calendar Quarter of a completed and executed Ratio Certificate as of the last day of such Calendar Quarter on a rolling four Calendar Quarter historical basis, commencing with the Calendar Quarter ending December 31, 1998;

             6.1.13.4 Interest Coverage Ratio. Maintain at all times the ratio of Borrowers' EBIT to Interest Expense at no less than 1.5:1 which shall be tested annually upon Borrowers' submission of their audited consolidated Financial Statements, commencing with the Fiscal Year ending December 31, 1998.

         17. Representations and Warranties. To induce Bank to enter into this First Amendment, Borrowers jointly and severally represent and warrant to Bank as follows:

                  17.1 After giving effect to the modifications contained herein, all representations, warranties and covenants made by Borrowers to Bank in the Loan Agreement (except those relating to a specific date) are true and correct in all material respects as of the date hereof, with the same force and effect as though made as of the date hereof;

                  17.2 No Event of Default or Unmatured Event of Default has occurred and is continuing under the Loan Agreement as of the date hereof;

                  17.3 Each Borrower is a corporation validly subsisting under the laws of the state of its incorporation; the execution, delivery and performance of this First Amendment and any other documents and instruments executed and delivered to Bank in connection herewith (i) are within each Borrower's corporate powers, (ii) have been duly authorized by each Borrower's Board of Directors, (iii) do not contravene any provision of law or any indenture, agreement or undertaking to which any Borrower is a party or is otherwise bound, any Borrower's Certificate of Incorporation, bylaws, or any resolution of the Board of Directors of any Borrower, and (iv) require no consent or approval of any governmental authority or any third party; and

                  17.4 This First Amendment and any other documents and instruments executed and delivered to Bank in connection herewith have been validly executed and are enforceable against the Borrower or Borrowers party thereto in accordance with their respective terms.

Any breach by Borrowers of any of the representations and warranties contained in this First Amendment shall constitute an Event of Default under the Loan Agreement.

         18. Conditions Precedent. The effectiveness of this First Amendment, and the performance by Bank of its obligations described herein, are subject to the conditions precedent that Bank shall have received, in form and substance satisfactory to Bank:

                  18.1 an Allonge to the Amended and Restated Term Note in the form attached hereto as Exhibit "A" duly executed by Borrowers;

                  18.2 an Allonge to the Amended and Restated Note in the form attached hereto as Exhibit "B" duly executed by Borrowers;

                  18.3 the Second Revolving Credit Note in the form attached hereto as Exhibit "C" duly executed by Borrowers;

                  18.4 the Second Mortgages in the forms attached hereto as Exhibits "D" and "E" duly executed by Borrowers;

                  18.5 title searches of the Real Estate dated within 15 days prior to the date hereof in all respects satisfactory to Bank;

                  18.6 a completed and executed Ratio Certificate for the Calendar Quarter ended June 30, 1998;

                  18.7 a certificate signed by the Secretary of each Borrower certifying that there have been no amendments or other alterations to such Borrower's Certificate of Incorporation or

Bylaws since December 30, 1997, or if there has been any such modifications, attaching a true, correct and complete copy thereof;

                  18.8 resolutions of the Boards of Directors of each Borrower authorizing the execution, delivery and performance of this First Amendment, and the other documents and instruments executed and delivered to Bank in connection herewith, certified by such Borrower's Secretary that the same are true and complete copies of the originals thereof and remain in full force and effect, not having been modified or rescinded, as of the date hereof; and

                  18.9 UCC-1 Financing Statements listing each Borrower as debtor and Bank as secured party with respect to the Accounts and Inventory.

                  In addition to the conditions precedent set forth above, Borrowers agree to obtain within 120 days after the date hereof Phase I environmental site assessments (the "Site Assessments") of each of the Arkansas Real Estate and the Texas Real Estate performed by an environmental engineering firm or firms satisfactory to Bank and promptly and fully to communicate to Bank the results of such Site Assessments. Borrowers shall comply with all applicable laws, ordinances, rules, and regulations regarding the cleanup and disposal of any hazardous substances, pollutants, contaminants, hazardous waste, residual waste, or solid waste (as such terms are defined in Section 5.1.14 of the Loan Agreement) on, in and under the Real Estate. It shall be an additional Event of Default under the Loan Agreement if the anticipated costs of environmental remediation required by such laws, ordinances, rules and regulations would result in a Materially Adverse Effect on any Borrower or materially reduce the value of the Real Estate as a whole or the mineral reserves therein.

         19.  Miscellaneous.

                  19.1 Entire Agreement. The Loan Agreement, as amended by this First Amendment, and the other Loan Documents, embody the entire agreement and understanding between Bank and Borrowers. The Loan Agreement, together with this First Amendment, and all documents executed and delivered herewith, supersede all prior agreements and understandings relating to subject matter hereof. This First Amendment together with the Loan Agreement, and the documents executed and delivered in connection herewith and therewith shall be construed as one agreement, and in the event of any inconsistency, the provisions of any promissory note evidencing a portion of the Indebtedness shall control over the provisions of this First Amendment.

                  19.2 Counterparts. This First Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together shall constitute but one and the same agreement. This First Amendment shall be effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

                  19.3 Captions. The captions or headings in this First Amendment are for convenience of reference only and in no way define, limit, or describe the scope or intent of any provision of this First Amendment.

                  19.4 Successors and Assigns; Governing Law. This First Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto and shall be governed by, and construed and enforced in accordance with, the internal laws of the Commonwealth of Pennsylvania without regard to its principles of conflicts of laws.

         IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the day and year first written above.



                                      BANK:


                                         FIRST UNION NATIONAL BANK
                                         (successor to CoreStates Bank, N.A.)


                                         By:
                                            --------------------------
                                                CLIFFORD W. KEWLEY,
                                                Vice President

                                   BORROWERS:

                                         UNITED STATES LIME & MINERALS, INC.
Attest:

By: /s/ LARRY T. OHMS                    By: /s/ TIMOTHY W. BYRNE
   --------------------                     ----------------------------
      Larry T. Ohms, Controller             Timothy W. Byrne, President
      and Assistant Treasurer

                                         TEXAS LIME COMPANY


By: /s/ LARRY T. OHMS                    By: /s/ TIMOTHY W. BYRNE
   --------------------                     ----------------------------
      Larry T. Ohms, Controller             Timothy W. Byrne, President
      and Assistant Treasurer

                                         ARKANSAS LIME COMPANY


By: /s/ LARRY T. OHMS                    By: /s/ TIMOTHY W. BYRNE
   --------------------                     ----------------------------
      Larry T. Ohms, Controller             Timothy W. Byrne, President
      and Assistant Treasurer

                                 Schedule 2.1.1

     Cash Flow Ratio Certificate for the Calendar Quarter ended ___________


Clifford W. Kewley, Vice President
1339 Chestnut Street
Transportation, Leasing and Construction Industry Services
11th Floor, Widener Building
FC #1-8-11-24
Philadelphia, PA 19101


         I, ___________________, the undersigned officer of each of United States Lime & Minerals, Inc. ("U.S. Lime"), Arkansas Lime Company ("ALC") and Texas Lime Company ("TLC") (U.S. Lime, ALC and TLC shall be referred to herein collectively as the "Borrowers"), hereby certify to First Union National Bank, as successor to CoreStates Bank, N.A. ("Bank") that the following information, with respect to the determination of Borrowers' Cash Flow Ratio for compliance with the financial covenant in Section 6.1.13.3 of the Amended and Restated Loan and Security Agreement dated December 30, 1997, as amended, by and among Borrowers and Bank (the "Loan Agreement") and determining the applicable additional spread over the Interest Rate Options, is true and correct as of the date hereof::


Funded Debt
         Term Loan                    $________________
         Revolving Credit             $________________
         Second Revolving Credit      $________________
         Line of Credit               $________________
         Other Funded Debt            $________________

                                          Total Funded Debt          (A) $__________________

EBITDA

         Net Income                   $________________
         plus Interest Expense        $________________
         plus Federal and State taxes $________________
         plus Depreciation            $________________
         plus Amortization            $________________

                                           EBITDA                    (B) $___________________

Ratio (A): (B)             ___________________
Maximum Ratio              4.5:1

         All initially capitalized terms herein that are not defined herein shall have the meanings ascribed to them in the Loan Agreement, unless the context requires to the contrary.

                    The undersigned hereby certifies that no Event of Default or Unmatured Event of Default under the Loan Agreement has occurred and is continuing.

                                         UNITED STATES LIME & MINERALS, INC.
                                         ARKANSAS LIME COMPANY
                                         TEXAS LIME COMPANY

                                         By:
                                            ----------------------------

                                 Schedule 2.4.1

                               NOTICE OF BORROWING
                       United States Lime & Minerals, Inc.
                              Arkansas Lime Company
                               Texas Lime Company


Clifford W. Kewley
Vice President
First Union National Bank
1339 Chestnut Street
Transportation, Leasing and Construction Industry Services
11th Floor, Widener Building
FC #1-8-11-24
Philadelphia, PA 19101
                                                           _________, 19__


                    This Notice of Borrowing ("Notice") is provided to First Union National Bank ("Bank") to evidence the request of United States Lime & Minerals, Inc., Arkansas Lime Company and Texas Lime Company ("Borrowers") to borrow funds pursuant to Section 2.4.1 of the Amended and Restated Loan and Security Agreement, dated December 30, 1997, as amended, by and among Borrowers and Bank (the "Loan Agreement"). All capitalized terms not defined herein shall have the same meanings as provided in the Loan Agreement unless the context clearly requires to the contrary.

                    Borrowers desire to borrow _____________________________
__________ to be funded on ____________, 19__ (the "Funding Date"). This Notice is provided to Bank by 11:00 am. (Philadelphia time) on the same Business Day as the Funding Date.

                    The Cash Advance requested hereby is to be under the:

                    [ ] Revolving Credit;

                    [ ] Line of Credit, and is accompanied (or preceded) by
                        the documents listed in Section 2.3.6 of the Loan Agreement;

                    [ ] Second Revolving Credit, and is accompanied by the
                        documents listed in Section 2.5.6 of the Loan Agreement.

                    The representations and warranties set forth in the Loan Agreement and the other Loan Documents (except those which relate to a specific date) are true and correct as if made on the date hereof. [Include if applicable -- Borrowers hereby request Bank to open Letters of Credit in the face amount of $__________ in form of ___________________ with an expiration date of _____________ to be paid in accordance with the notation attached hereto.]

The undersigned hereby certifies that no Event of Default or Unmatured Event of Default under the Loan Agreement has occurred and is continuing.

                                       UNITED STATES LIME & MINERALS, INC.
                                       ARKANSAS LIME COMPANY
                                       TEXAS LIME COMPANY

                                       By:
                                          ----------------------------

                    This Notice is provided to Bank to confirm a telephone Notice of Borrowing by Borrowers on __________________, 19__, at approximately _________________ _.m. (Philadelphia time), as provided in subsection 2.4.1 of the Loan Agreement.

                                       UNITED STATES LIME & MINERALS, INC.
                                       ARKANSAS LIME COMPANY
                                       TEXAS LIME COMPANY

                                       By:
                                          ----------------------------

                                 Schedule 2.4.2

                             NOTICE OF RATE ELECTION
                       United States Lime & Minerals, Inc.
                              Arkansas Lime Company
                               Texas Lime Company


Clifford W. Kewley
First Union National Bank
Vice President
1339 Chestnut Street
Transportation, Leasing and Construction Industry Services
11th Floor, Widener Building
FC #1-8-11-24
Philadelphia, PA 19101
                                                           _________, 19__

         This Notice of Rate Election ("Notice") is provided to First Union National Bank ("Bank") to evidence the desire of United States Lime & Minerals, Inc., Arkansas Lime Company and Texas Lime Company ("Borrowers") to continue or change the basis for determining the interest rate on Loans pursuant to the Amended and Restated Loan and Security Agreement, dated December 30, 1997, as amended, by and among Borrowers and Bank (the "Loan Agreement"). All capitalized terms not defined herein shall have the same meaning as provided in the Loan Agreement.

         Borrowers desire to (change) (continue) $____________ of (Revolving Credit Loans) (Term Loans) (Line of Credit Loans) (Second Revolving Credit Loans) for which (there is no present Interest Period) (the Interest Period expires on _________) (to) (as) (Adjusted LIBOR Loans) (a Fixed Rate Loan) as follows:

$___________     Adjusted LIBOR Loans with an Interest Period of _____________
                 months, pursuant to Section 2.4.2 (or with an interest period of one month pursuant to Section 2.5.2) of the Loan Agreement;
                 the first day of such Interest Period is hereby requested to be
                 ______.


$___________     Base Rate Loan commencing _______________.

$___________     Fixed Rate Loan to bear interest at __% per annum for the
                 period from ___________ to _____________, pursuant to Section
                 2.1.4 of the Loan Agreement.

         This Notice, if requesting an Adjusted LIBOR Loan, shall be irrevocable on and after the Interest Rate Determination Date requested herein. The undersigned hereby certifies that no Event of Default or Unmatured Event of Default under the Loan Agreement has occurred and is continuing.

                                       UNITED STATES LIME & MINERALS, INC.
                                       ARKANSAS LIME COMPANY
                                       TEXAS LIME COMPANY

                                       By:
                                          ----------------------------

                                                                     Exhibit "A"

                                     ALLONGE
                                       TO
                         AMENDED AND RESTATED TERM NOTE


                    ALLONGE, dated August ___, 1998 attached to and forming a part of the Amended and Restated Term Note, dated December 30, 1997 (the "Term Note"), made by UNITED STATES LIME & MINERALS, INC., a Texas corporation (formerly known as Scottish Heritable, Inc.), TEXAS LIME COMPANY, a Texas corporation, and ARKANSAS LIME COMPANY, an Arkansas corporation (collectively, the "Borrowers"), payable to the order of First Union National Bank, as successor to CoreStates Bank, N.A. (the "Bank") in the original principal amount of $15,000,000.

                    The first paragraph of the Term Note is amended and restated to read in full as follows:

                  FOR VALUE RECEIVED, UNITED STATES LIME & MINERALS, INC., a Texas corporation (formerly known as Scottish Heritable, Inc.), TEXAS LIME COMPANY, a Texas corporation, and ARKANSAS LIME COMPANY, an Arkansas corporation (collectively referred to herein as "Borrowers"), jointly and severally promise to pay to the order of First Union National Bank, a national banking association, as successor to CoreStates Bank, N.A., its successors and assigns ("Bank"), the principal sum of Eighteen Million Five Hundred Thousand Dollars ($18,500,000) together with interest thereon at (i) a fluctuating rate per annum equal to the Base Rate or the Adjusted LIBOR plus an additional percentage per annum determined with reference to Borrowers' Cash Flow Ratio pursuant to the table set forth in
                  Section 2.1.1 of the Amended and Restated Loan and Security Agreement of even date herewith, as amended (the "Loan Agreement") by and among Bank and Borrowers, which fluctuating rate shall change at the times and under the conditions set forth in the Loan Agreement, or (ii) at a Fixed Rate per annum, payable in accordance with Section 2.1 of the Loan Agreement.


                    The third paragraph of the Term Note is amended and restated to read in full as follows:

                  Principal shall be paid in equal monthly installments of $178,571 each commencing on the first business day of the month next following the Term Loan Amortization Date (Borrowers and Bank acknowledge that no payments of principal have been made or were required to be made prior to October 1,
                  1998). Commencing on October 1, 1998, the outstanding principal balance of the Term Loan shall be repaid in 59 equal monthly installments of $ 220,238 each followed by a final balloon payment of the remaining outstanding principal balance of the Term Loan, together with all accrued and unpaid interest and Bank's Costs pertaining thereto, due on September 1, 2003. Each installment of principal hereunder, including the final balloon payment, shall be due on the first Business Day of each month.

                    In all other respects, the Term Note is confirmed, ratified and approved and, as amended by this Allonge, shall continue in full force and effect.

                    IN WITNESS WHEREOF, the Borrowers and the Bank have caused this Allonge to be executed and delivered by their respective duly authorized officers as of the date and year first above written.

Attest:                                  UNITED STATES LIME & MINERALS, INC.


By: /s/ LARRY T. OHMS                    By: /s/ TIMOTHY W. BYRNE
   -----------------------------            ------------------------------
    Larry T. Ohms, Controller               Timothy W. Byrne,
    and Assistant Treasurer                 President


Attest:                                  TEXAS LIME COMPANY


By: /s/ LARRY T. OHMS                    By: /s/ TIMOTHY W. BYRNE
   -----------------------------            ------------------------------
    Larry T. Ohms, Controller               Timothy W. Byrne,
    and Assistant Treasurer                 President


Attest:                                  ARKANSAS LIME COMPANY


By: /s/ LARRY T. OHMS                    By: /s/ TIMOTHY W. BYRNE
   -----------------------------            ------------------------------
    Larry T. Ohms, Controller               Timothy W. Byrne,
    and Assistant Treasurer                 President



                                         Accepted and agreed to:

                                         FIRST UNION NATIONAL BANK,
                                         (successor to CoreStates Bank, N.A.)

                                         By:
                                            ------------------------------
                                                  Clifford W. Kewley
                                                  Vice President


                                     ( 2 )

                                                                     Exhibit "B"

                                     ALLONGE
                                       TO
                            AMENDED AND RESTATED NOTE


                    ALLONGE, dated August 31, 1998 attached to and forming a part of the Amended and Restated Note, dated December 30, 1997 (the "Note"), made by UNITED STATES LIME & MINERALS, INC., a Texas corporation (formerly known as Scottish Heritable, Inc.), TEXAS LIME COMPANY, a Texas corporation, and ARKANSAS LIME COMPANY, an Arkansas corporation (collectively, the "Borrowers"), payable to the order of First Union National Bank, as successor to CoreStates Bank, N.A. (the "Bank") in the original principal amount of $4,000,000.

                    The third paragraph of the Note is amended and restated to read in full as follows:

                          "Borrowers also promise to pay interest on the unpaid principal amount of all Cash Advances from the date made to maturity (whether by acceleration or otherwise) or earlier repayment at a fluctuating rate per annum equal to the Base Rate or the Adjusted LIBOR plus an additional percentage per annum determined with reference to Borrowers' Cash Flow Ratio pursuant to the table set forth in Section 2.2.2 of the Loan Agreement, which fluctuating rate shall change at the times and under the conditions set forth in the Loan Agreement."

                    In all other respects, the Note is confirmed, ratified and approved and, as amended by this Allonge, shall continue in full force and effect.

                    IN WITNESS WHEREOF, the Borrowers and the Bank have caused this Allonge to be executed and delivered by their respective duly authorized officers as of the date and year first above written.

Attest:                             UNITED STATES LIME & MINERALS, INC.


By: /s/ LARRY T. OHMS               By: /s/ TIMOTHY W. BYRNE
   ------------------------------      --------------------------------
        Larry T. Ohms, Controller      Timothy W. Byrne,
        and Assistant Treasurer        President



                       [Signatures continued on next page]

Attest:                             TEXAS LIME COMPANY


By: /s/ LARRY T. OHMS               By: /s/ TIMOTHY W. BYRNE
   ------------------------------      --------------------------------
        Larry T. Ohms, Controller      Timothy W. Byrne,
        and Assistant Treasurer        President


Attest:                             ARKANSAS LIME COMPANY


By: /s/ LARRY T. OHMS               By: /s/ TIMOTHY W. BYRNE
   ------------------------------      --------------------------------
        Larry T. Ohms, Controller      Timothy W. Byrne,
        and Assistant Treasurer        President



                                    Accepted and agreed to:

                                    FIRST UNION NATIONAL BANK,
                                    (successor to CoreStates Bank, N.A.)

                                    By:
                                       --------------------------------
                                             Clifford W. Kewley
                                             Vice President


                                     ( 2 )

                                                                     Exhibit "C"
                             SECOND REVOLVING CREDIT
                                      NOTE

$5,000,000                                             August 31, 1998

         FOR VALUE RECEIVED, UNITED STATES LIME & MINERALS, INC., a Texas corporation (formerly known as Scottish Heritable, Inc.), TEXAS LIME COMPANY, a Texas corporation, and ARKANSAS LIME COMPANY, an Arkansas corporation (collectively referred to herein as "Borrowers"), jointly and severally promise to pay to the order of FIRST UNION NATIONAL BANK, a national banking association, as successor to CoreStates Bank, N.A., and its successors and assigns ("Bank"), the lesser of (x) Five Million Dollars ($5,000,000) or (y) the aggregate unpaid principal amount of all Cash Advances made by Bank to Borrowers or any Borrower under the Second Revolving Credit pursuant to the Amended and Restated Loan and Security Agreement dated December 30, 1997, by and among Borrowers and Bank, as amended by the First Amendment to Amended and Restated Loan and Security Agreement of even date herewith (collectively, the "Loan Agreement"), which principal amount and all accrued and unpaid interest thereon and Bank's Costs pertaining thereto shall be payable on July 31, 2000, or such later date as may be agreed to in writing by Bank.

         This Note is issued pursuant to and entitled to the benefits of the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions with respect hereto. All initially capitalized terms used herein shall have the same meanings as ascribed to them in the Loan Agreement unless the context clearly requires to the contrary.

         Borrowers promise to pay interest on the unpaid principal amount of all Cash Advances from the date made to maturity (whether by acceleration or otherwise) or earlier repayment, at a fluctuating rate per annum equal to the sum of the Base Rate or the Adjusted LIBOR plus an additional percentage per annum determined with reference to Borrrowers' Cash Flow Ratio pursuant to the table set forth in Section 2.5.2 of the Loan Agreement, which fluctuating rate shall change at the times and under the conditions set forth in the Loan Agreement.

         Interest shall be payable on the outstanding principal balance hereof as set forth in Section 2.4.5 of the Loan Agreement, at the Interest Rate Option selected pursuant to Section 2.4.2 of the Loan Agreement. Interest shall be calculated on the basis of a 360 day year, and charged for the number of days actually elapsed during any year or part thereof.

         This Note may be prepaid at the times, in the amounts and with the prepayment premiums set forth in Section 2.4.8 of the Loan Agreement.

         All payments hereunder shall be made by Borrowers jointly and severally without defense, set off, or counterclaim and in same day funds and delivered to Bank not later than 12:00 noon (Philadelphia time) on the date due at Bank's office located at 1339 Chestnut Street, Transportation, Leasing and Construction Industry Services, 11th Floor, Widener Building, FC #1-8-11-24, Philadelphia, PA 19101, or such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement.

         Each Borrower authorizes Bank to charge such Borrower's demand deposit account with

Bank in order to cause timely payment to be made to Bank of all principal, interest and fees hereunder as provided in Section 1.5 of the Loan Agreement.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of interest on this Note.

         Any principal payment hereon not paid when due, and to the extent permitted by applicable law, any interest payment hereon not paid when due, and any other amount due to Bank hereunder, under the Loan Agreement or under any other Loan Document not paid when due, in any case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest payable upon demand at a rate which is, with respect to Adjusted LIBOR Loans only, 5% per annum in excess of the Adjusted LIBOR until the expiration of the then applicable Interest Period, and after the expiration of the then applicable Interest Period, and in all cases with respect to Base Rate Loans, at a rate which is 2.75% per annum in excess of the Base Rate.

         It shall be an event of default hereunder if an Event of Default shall have occurred under the Loan Agreement (a "Default"). In addition to other remedies of Bank as set forth in this Note, the Loan Agreement, or any other Loan Document, upon the occurrence of a Default which shall be continuing, Bank may, without demand, by written notice to Borrowers, cause this Note to become immediately due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

         THE FOLLOWING SETS FORTH A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWERS OR ANY BORROWER. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWERS OR ANY BORROWER, EACH BORROWER, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT WITH) SEPARATE COUNSEL FOR SUCH BORROWER, AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY WAIVES ANY AND ALL RIGHTS SUCH BORROWER HAS, OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY TO BE HEARD UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA. EACH BORROWER SPECIFICALLY ACKNOWLEDGES THAT BANK HAS RELIED ON THIS WARRANT OF ATTORNEY IN GRANTING THE FINANCIAL ACCOMMODATIONS DESCRIBED HEREIN.

         EACH BORROWER IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR SUCH BORROWER IN ANY AND ALL ACTIONS, AND UPON THE OCCURRENCE OF A DEFAULT TO: (I) ENTER JUDGMENT AGAINST SUCH BORROWER FOR THE PRINCIPAL SUM HEREOF; OR (II) SIGN FOR SUCH BORROWER AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN AMICABLE ACTION OR ACTIONS TO CONFESS JUDGMENT AGAINST SUCH BORROWER FOR ALL OR ANY PART OF THE INDEBTEDNESS; AND IN EITHER CASE FOR INTEREST AND COSTS TOGETHER WITH A REASONABLE COLLECTION FEE. EACH BORROWER FURTHER IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND ENTER JUDGMENT AGAINST SUCH BORROWER AND IN FAVOR OF BANK OR ANY HOLDER HEREOF WITH RESPECT TO AN AMICABLE ACTION OF REPLEVIN OR ANY OTHER ACTION TO RECOVER POSSESSION OF ANY COLLATERAL. EACH BORROWER WAIVES ALL



                                     ( 2 )

RELIEF FROM ANY AND ALL APPRAISEMENT OR EXEMPTION LAWS NOW IN FORCE OR HEREAFTER ENACTED. IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT OF AN OFFICER OF BANK OR ANY OTHER HOLDER HEREOF, SHALL BE FILED IN ANY PROCEEDING OR ACTION WHEREIN JUDGMENT IS TO BE CONFESSED, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL HEREOF AND SUCH VERIFIED COPY SHALL BE SUFFICIENT WARRANT FOR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND CONFESS JUDGMENT AGAINST EACH BORROWER AS PROVIDED HEREIN. JUDGMENT MAY BE CONFESSED FROM TIME TO TIME UNDER THE AFORESAID POWERS WHICH SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF.

         Borrowers hereby individually and collectively waive presentment, demand for payment, notice of dishonor, protest or notice of protest and any and all notices or demands and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder in connection with the delivery, acceptance or performance of this Note. The joint and several liabilities and obligations of Borrowers hereunder shall be unconditional without regard to the liability or obligations of any other party and shall not be in any manner affected by any indulgence whatsoever granted or consented to by Bank, including, but not limited to, any extension of time, renewal, waiver or other modification. Any failure of Bank to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter.

         This Note shall be governed as to its validity, interpretation and effect by the internal laws of the Commonwealth of Pennsylvania. Any and all actions at law or in equity relating to this Note and the Indebtedness shall be brought, and jurisdiction may be had, in the courts of Philadelphia County, Pennsylvania, or at the election of the holder hereof, the United States District Court for the Eastern District of Pennsylvania. Borrowers consent in advance to service of process by registered mail, return receipt requested, to the address set forth in Section 9.3 of the Loan Agreement.

         EACH BORROWER AND BANK EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT BY ANY PARTY WITH RESPECT TO THE INDEBTEDNESS OR ANY LOAN DOCUMENT.

         This Note may not be changed or amended orally but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         This Note is entitled to the benefits of certain other Loan Documents.

         If any provision of this Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein.



                                     ( 3 )

Borrowers promise to pay all Bank's Costs and expenses, including reasonable attorneys' fees, as provided in Section 1.6 of the Loan Agreement, incurred in the collection and enforcement of this Note. Each Borrower and endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrowers have executed this Note, as an instrument under seal, the day and year first above written.


Attest:                             UNITED STATES LIME & MINERALS, INC.


By: /s/ LARRY T. OHMS               By: /s/ TIMOTHY W. BYRNE
   ------------------------------      --------------------------------
        Larry T. Ohms, Controller      Timothy W. Byrne,
        and Assistant Treasurer        President


                                    TEXAS LIME COMPANY


By: /s/ LARRY T. OHMS               By: /s/ TIMOTHY W. BYRNE
   ------------------------------      --------------------------------
        Larry T. Ohms, Controller      Timothy W. Byrne,
        and Assistant Treasurer        President


Attest:                             ARKANSAS LIME COMPANY


By: /s/ LARRY T. OHMS               By: /s/ TIMOTHY W. BYRNE
   ------------------------------      --------------------------------
        Larry T. Ohms, Controller      Timothy W. Byrne,
        and Assistant Treasurer        President



                                     ( 4 )

                              TRANSACTIONS ON NOTE

                                         Amount of       Outstanding
                      Amount of Loan     Principal Paid  Principal Balance  Notation Made
Date                  Made This Date     This Date       This Date          By
----                  --------------     --------------  -----------------  -------------


                                     ( 5 )